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                                  SMITH BARNEY
                               GROUP SPECTRUM FUND
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               CLASSIC SERIES | ANNUAL REPORT | SEPTEMBER 30, 2001

                 [LOGO] Smith Barney
                        Mutual Funds
                 Your Serious Money Professionally Managed.(SM)

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             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE
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

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[PHOTO OMITTED]  ALAN SHAW
                 LOUISE YAMADA
                 Technical Research
                 Team Leaders

[LOGO] Classic Series

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Annual Report o September 30, 2001

SMITH BARNEY
GROUP SPECTRUM FUND

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ALAN SHAW
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Beginning his career over 40 years ago, Alan became involved in technical analysis around 1960 and served as Research Director at Harris Upham before its merger with Smith Barney in 1976. Since then, he has played an integral role in Salomon Smith Barney's Equity Research Department, as a Managing Director and Manager of Technical Research, representing a 43-year commitment to the organization.

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LOUISE YAMADA
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Louise Yamada's 21-year career with Salomon Smith Barney is equally illustrious.
She also plays an integral role in Salomon Smith Barney as a Managing Director and Manager of the Technical Research team that has been ranked for 24 straight years by Institutional Investor magazine, with Louise taking the number one spot in 2001.

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FUND OBJECTIVE
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The Smith Barney Group Spectrum Fund seeks to outperform the Standard & Poor's
500 Index by investing at least 80% of its assets in the common stocks that make up the sectors of the Standard & Poor's 500 Index, and that have been determined by the Smith Barney Group Spectrum Allocation Model as likely to outperform the entire Standard & Poor's 500 Index.

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FUND FACTS
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FUND INCEPTION
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October 30, 2000

TECHNICAL RESEARCH
TEAM LEADER INVESTMENT
INDUSTRY EXPERIENCE
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Alan Shaw                                                               43 years
Louise Yamada                                                           21 years

                                       CLASS A         CLASS B       CLASS L
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NASDAQ                                  SGSAX           SGSBY         SGTLY
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INCEPTION                             10/30/00        10/30/00      10/30/00
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Average Annual Total Returns as of March 31, 2001

                                                  Without Sales Charges(1)

                                            Class A       Class B       Class L
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Since Inception+++                          (19.43)%      (19.97)%      (19.97)%
--------------------------------------------------------------------------------

                                                   With Sales Charges(2)

                                            Class A       Class B       Class L
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Since Inception+++                          (23.46)%      (23.96)%      (21.59)%
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(1)   Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+     Inception date for Class A, B and L shares is October 30, 2000.

++ Total returns are not annualized, as they may not be representative of the total return for the year.

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What's Inside

Your Investment in the Smith Barney Group Spectrum Fund ...................    1

Letter to Our Shareholders ................................................    2

Fund at a Glance ..........................................................    5

Historical Performance ....................................................    6

Growth of $10,000 .........................................................    7

Schedule of Investments ...................................................    8

Statement of Assets and Liabilities .......................................   16

Statement of Operations ...................................................   17

Statement of Changes in Net Assets ........................................   18

Notes to Financial Statements .............................................   19

Financial Highlights ......................................................   23

Tax Information ...........................................................   23

Independent Auditors' Report ..............................................   24

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)

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  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
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

================================================================================
                      YOUR INVESTMENT IN THE SMITH BARNEY
                              GROUP SPECTRUM FUND
================================================================================

For many years, Alan Shaw, Louise Yamada and the Salomon Smith Barney Technical Research team have maintained an allocation model that tracks each of the sectors included in the Standard & Poor's 500 Index(1) ( "S&P 500"). This model, known as the Group Spectrum Allocation Model ( "Allocation Model"), employs technical analysis to analyze the sectors and compile a buy, hold, avoid or sell recommendation for each.

[CLIP ART] -- Try to Pick the Best

              In contrast to an allocation strategy that may seem, at best, a weakened imitation of the S&P 500, the Group Spectrum team's top picks are sectors they really like. For instance, if a sector of the S&P 500 is rated a "buy," the Allocation Model requires more than two times a market weight in that sector. The team is passionate when it picks groups to invest in; for them, it's take a large position or don't invest. Of course this doesn't mean that their picks are always right.

[CLIP ART] -- Try to Avoid the Rest

              As a rule, the model does not rate more than 50% of the S&P 500's weight as a "buy" or "hold." Favoring any more than half of the index would mean that the Allocation Model's performance would correspond too closely to the performance of the S&P 500. The Allocation Model's mission is to perform better than the S&P 500, not match it.

[CLIP ART] -- Portfolio Manager - Driven Funds--The Classic Series

              The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. This series of funds lets investors participate in a mutual fund where investment decisions are determined by portfolio managers, based on each fund's investment objectives and guidelines.

[CLIP ART] -- A Distinguished History of Managing Your Serious Money

              Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

              When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

----------
(1) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

  1    Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

Dear Shareholder,

We herewith present the annual report for the Smith Barney Group Spectrum Fund ("Portfolio") for the year ended September 30, 2001. In this report, we have summarized what we believe to be the period's prevailing economic conditions and briefly outline the Portfolio's investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Shareholder Notice

As you may know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed during the September 11th terrorist attack. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan and have been in full operation since the markets reopened. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends. We can assure you that this event did not affect the management of your investments; as always, they have been well protected and managed under the watchful eye of our investment professionals.

Performance Update

For the year ended September 30, 2001, the Portfolio's Class A shares, without sales charges, returned negative 19.43%. In comparison, the Standard & Poor's 500 Index ("S&P 500")(1) returned negative 26.61% for the same period.

Investment Strategy

The Portfolio seeks to outperform the S&P 500 by investing at least 80% of its assets in the common stocks that comprise the sectors of the S&P 500 that have been determined by the Smith Barney Group Spectrum Allocation Model ("GSAM")(2) as likely to outperform the entire S&P 500.

Market Overview

The Portfolio is about to celebrate, or should we say, "mark" its first anniversary. Indeed, the Portfolio's first year, with its launch at the cusp of a major bear market, warrants more a mark on the calendar than a celebration. The tragic events of recent days have certainly done little to reverse the negative equity market progressions for U.S., as well as global, market benchmarks. The Portfolio managed to outperform its benchmark for the period, but was negatively impacted by the bear market that characterized the period.

We believe that portions of the nation's economy may have begun a recession coincident with the presidential election in November 2000. The severe break in the NASDAQ stock market in early 2000 led many businesses, primarily young technology companies that were unable to secure additional financing, to contract their businesses and, in some cases, close their doors permanently. The impact of this trend began to reverberate through the entire economy in early 2001 and was one of the factors that led the U.S. Federal Reserve Board ("Fed") to undertake a dramatic easing of its monetary policy.(3)

Traditionally, the stock market has responded quite positively to an accommodative Fed, but this year has proven to be an exception. Significant overcapacity in many telecommunications and technology goods led these industries to downsize their operations. This contraction led to a rise in unemployment and a reduction in consumer confidence. Prior to the events of September 11th, the equity market had already sustained a sharp bear market that, by some measures, was the most severe since the 1980's.

----------
(1) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(2) The GSAM tracks more than 100 sectors that compromise the S&P 500 and employs technical analysis of each sector in compiling, on a weekly basis, a buy, hold, or sell recommendation for each such sector. The GSAM is a "paper portfolio" that buys and sells securities within sectors based on the recommendations.
(3) Easing of monetary policy refers to the reduction of the federal funds rate by the U.S. Federal Reserve Board. The federal funds rate is the interest rate that banks with excess reserves at the Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.


  2    Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

In the aftermath of the September 11th terrorist attack, short-term interest rates plunged further to historically low levels. We believe the Fed acted prudently by dropping the federal funds rate(4) 50 basis points(5) before the U.S. equity markets reopened on September 17th after the terrorist attacks. We believe this rate reduction has given the markets tremendous liquidity.

The events of recent days have certainly done little to reverse the negative equity market progressions for both U.S. and global market benchmarks. Instead, the prior declining trends were merely extended. We believe the economic slowdown that was already in effect prior to September 11th may simply be accelerated by the current situation, thus bringing the stock market's downtrend closer to its termination both in price and in time. Even so, our ongoing technical analysis is still suggestive of a very challenging overall market trend ahead.

The Portfolio was formulated to replicate, in representative stock holdings, our GSAM. The GSAM originated in 1987 as an effort to attempt to quantify the results of our weekly technical analysis of the equity market's groups or sectors as defined by the categories that comprise the S&P 500. Our weekly technical disciplines have been outlined both in the Portfolio's prospectus and in our stand-alone research document, The Group Spectrum Report, which is available through your financial professional. While a number of technical appraisals make up the final decision to underweight or overweight a group in the GSAM, ergo the Portfolio, relative strength analysis does play a major role.

Portfolio Update

The Portfolio's performance results for the period may constitute a disappointment based on expectations, but perhaps less so when considered in the context of the overall market trend to date. Our goal was for the Portfolio to outperform the benchmark S&P 500, in both up and down markets; for the Portfolio to rise more than the Index, but of equal importance, to decline less than the Index. As detailed elsewhere in this report, the Portfolio did not outperform the S&P 500 in each of the preceding four quarters, but it did outperform the S&P 500 for the period.

The second quarter of 2001 threw our plans askew, and, as noted in the semi-annual report, we expected the third quarter to perhaps reveal a more positive relative trend. Examining Portfolio results will show a third quarter decline of negative 10.16%, compared to an S&P 500 decline of negative 14.99%, for a slightly positive relative performance.

In the third quarter, ended September 30, 2001, of the ten best acting groups in the U.S. market, as measured by S&P data, two were on our technical "Buy" list. They were healthcare-diversified and gold and precious metals, while six were designated on our "hold" list, which were containers--metal and glass, consumer jewelry, household products, beverages--soft drinks, hospital management and footwear. As we have heretofore outlined, "buy" rated groups command a two-to-three times market weight in the GSAM and, accordingly, in the Portfolio. Our heavier weight in these better-acting areas no doubt had some positive impact on the Portfolio's quarterly performance.

On the other hand, of the ten worst group performers in the quarter, nine had been on our "sell" list (electronics-instrumentation, electronics-semiconductors, computer software, entertainment, computer networking, retail-specialty apparel, equipment semiconductor, computers-peripheral and power producers) while one was rated "avoid" (airlines). The GSAM, and thus the Portfolio, never has a position in a group on our "avoid" or "sell" lists, so the absence of holdings in these sectors no doubt had a positive influence on performance as well. As noted elsewhere, the Portfolio entered the fourth quarter with a relatively high cash position and with heavier weights in healthcare, consumer staples and selected energy components.

----------
(4) The federal funds rate ("fed funds rate") is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(5)   A basis point is 0.01%, or one-hundreth of a percent.


  3    Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

Since the Portfolio's inception, with a kick-off price level of $11.40, the Portfolio's share price as of September 30, 2001 represents a decline of negative 19.43%, compared with an S&P 500 decline of negative 26.61%, a slightly positive relative performance trend.

Market Outlook

We maintain a positive outlook regarding our ongoing technical analysis disciplines. As of the end of the period, the Portfolio was quite "defensive" in its holdings. Pursuant to our focus on technical indicators, investment choices were made, just as they always are, by using our ongoing individual weekly technical reviews. We feel confident that the performance of the Portfolio over the next three to five months will stand well against whatever challenges the ongoing bear market trend presents.

In closing, we would like to thank you for investing in Smith Barney Group Spectrum Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman


/s/ Alan Shaw                /s/ Louise Yamada          /s/ Kevin Kopczynski


Alan Shaw                    Louise Yamada              Kevin Kopczynski
Technical Research           Technical Research         Vice President and
Team Leader                  Team Leader                Investment Officer

October 26, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio or the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 8 through 15 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of September 30, 2001 and is subject to change.


  4    Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
            Smith Barney Group Spectrum Fund at a Glance (unaudited)
================================================================================

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Top Ten Holdings*+
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 1. Johnson & Johnson ..................................................    6.0%

 2. Exxon Mobil Corp. ..................................................    5.8

 3. Bristol-Myers Squibb Co. ...........................................    3.8

 4. SBC Communications Inc. ............................................    3.7

 5. Verizon Communication ..............................................    3.4

 6. Wal-Mart Stores, Inc. ..............................................    2.9

 7. Abbott Laboratories ................................................    2.9

 8. American Home Products Corp. .......................................    2.7

 9. American International Group, Inc. .................................    2.5

10. Bank of America Corp. ..............................................    2.5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   [The following table was depicted as a bar chart in the printed material.]

                          9.4%   Banking

                          4.4%   Beverages - Non Alcoholic

                          7.3%   Electric Companies

                          4.9%   Foods

                         15.4%   Healthcare Diversified

                          3.2%   Healthcare Medical Products and Supplies

                          3.9%   Household Non-Durables

                         10.1%   Oil - International Integrated

                          3.7%   Retail - General Merchandise

                         10.1%   Telephone

                         27.6%   Other

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--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   [The following table was depicted as a pie chart in the printed material.]

                           24.2% Repurchase Agreement

                           75.8% Common Stock
--------------------------------------------------------------------------------

* All information is as of September 30, 2001. Please note that Portfolio holdings are subject to change.
+     As a percentage of total common stock.
++    As a percentage of total investments.


  5    Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                             Net Asset Value
                         -----------------------
                          Beginning       End        Income      Capital Gain      Return       Total
Period Ended              of Period    of Period    Dividends    Distributions   of Capital   Return(1)
=======================================================================================================
Inception* -- 9/30/01      $11.40       $ 9.16       $0.03           $0.00          $0.00     (19.43)%+
=======================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                             Net Asset Value
                         -----------------------
                          Beginning       End        Income      Capital Gain      Return       Total
Period Ended              of Period    of Period    Dividends    Distributions   of Capital   Return(1)
=======================================================================================================
Inception* -- 9/30/01      $11.40       $ 9.11       $0.02           $0.00          $0.00     (19.97)%+
=======================================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                             Net Asset Value
                         -----------------------
                          Beginning       End        Income      Capital Gain      Return       Total
Period Ended              of Period    of Period    Dividends    Distributions   of Capital   Return(1)
=======================================================================================================
Inception* -- 9/30/01      $11.40       $ 9.11       $0.02           $0.00          $0.00     (19.97)%+
=======================================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns
================================================================================

                                                 Without Sales Charges(1)
                                          --------------------------------------
                                          Class A         Class B        Class L
================================================================================
Inception* through 9/30/01+               (19.43)%        (19.97)%      (19.97)%
================================================================================

                                                   With Sales Charges(2)
                                          --------------------------------------
                                          Class A         Class B        Class L
================================================================================
Inception* through 9/30/01+               (23.46)%        (23.96)%      (21.59)%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
*     Inception date for Class A, B, and L shares is October 30, 2000.
+ Total return is not annualized, as it may not be representative of the total return for the year.


  6    Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Group Spectrum Fund vs. the Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                         October 2000 -- September 2001

  [the following table was depicted as a line chart in the printed material.]

                      Class A       Class B      Class L    Standard & Poor's
                       Shares        Shares       Shares         500 Index
                       ------        ------       ------         ---------
Oct 30, 2000            9500         10000         9896           10000
Dec 2000                9685         10182        10076            9257
Mar 2001                8507          8926         8833            8160
June 2001               8507          8908         8815            8637
Sept 30, 2001           7654          7604         7841            7370


+ Hypothetical illustration of $10,000 invested in Class A, B and L shares on October 30, 2001 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares at the time of investment and reinvestment of dividends and capital gains, if any, through September 30, 2001. The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.


  7    Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments                                       September 30, 2001
================================================================================

     SHARES                       SECURITY                                VALUE
================================================================================
COMMON STOCK -- 75.8%

Agricultural Products -- 0.2%
      55,631     Archer-Daniels-Midland Co.                         $    700,394
--------------------------------------------------------------------------------
Banks - Major Regional -- 4.4%
      13,712     AmSouth Bancorp                                         247,775
      27,233     The Bank of New York Co., Inc.                          953,155
      43,146     Bank One Corp.                                        1,357,805
      16,226     BB&T Corp.                                              591,438
       6,607     Comerica Inc.                                           366,028
      21,308     Fifth Third Bancorp                                   1,310,016
      40,101     FleetBoston Financial Corp.                           1,473,712
       9,293     Huntington Bancshares Inc.                              160,862
      15,717     KeyCorp                                                 379,408
      17,668     Mellon Financial Corp.                                  571,206
      22,242     National City Corp.                                     666,148
       8,243     Northern Trust Corp.                                    432,593
      10,700     PNC Financial Services Group                            612,575
       8,423     Regions Financial Corp.                                 243,088
      12,586     SouthTrust Corp.                                        320,565
      10,810     SunTrust Banks, Inc.                                    719,946
      10,738     Synovus Financial Corp.                                 296,369
       5,076     Union Planters Corp.                                    217,760
      70,555     U.S. Bancorp                                          1,564,910
      63,542     Wells Fargo & Co.                                     2,824,442
       3,411     Zions Bancorp                                           183,034
--------------------------------------------------------------------------------
                                                                      15,492,835
--------------------------------------------------------------------------------
Banks - Money Center -- 2.7%
     111,473     Bank of America Corp.                                 6,510,023
      97,502     Wachovia Corp.                                        3,022,562
--------------------------------------------------------------------------------
                                                                       9,532,585
--------------------------------------------------------------------------------
Beverages - Alcoholic -- 1.1%
       3,227     Adolph Coors Co., Class B Shares                        145,215
      77,673     Anheuser-Busch Cos., Inc.                             3,252,945
       5,924     Brown-Forman Corp., Class B Shares                      374,278
--------------------------------------------------------------------------------
                                                                       3,772,438
--------------------------------------------------------------------------------
Beverages - Non-Alcoholic -- 3.3%
     134,836     The Coca-Cola Co.                                     6,317,067
      24,136     Coca-Cola Enterprises Inc.                              370,246
       7,795     The Pepsi Bottling Group, Inc.                          359,116
      95,829     PepsiCo, Inc.                                         4,647,707
--------------------------------------------------------------------------------
                                                                      11,694,136
--------------------------------------------------------------------------------
Biotechnology -- 0.9%
      35,129     Amgen Inc.*                                           2,064,180
       5,005     Biogen, Inc.*                                           278,178
       6,394     Chiron Corp.*                                           284,085
      17,986     Immunex Corp.*                                          335,439
       7,165     MedImmune, Inc.*                                        255,289
--------------------------------------------------------------------------------
                                                                       3,217,171
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


  8   Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                           September 30, 2001
================================================================================

     SHARES                       SECURITY                                VALUE
================================================================================
Building Materials -- 0.1%
      20,749     Masco Corp.                                        $    424,110
--------------------------------------------------------------------------------
Chemicals - Diversified -- 0.1%
       4,523     Engelhard Corp.                                         104,481
       1,076     FMC Corp.*                                               52,713
       5,825     PPG Industries, Inc.                                    266,494
--------------------------------------------------------------------------------
                                                                         423,688
--------------------------------------------------------------------------------
Chemicals - Specialty -- 0.1%
       4,560     Ecolab Inc.                                             165,665
       1,797     Great Lake Chemical Corp.                                39,714
       3,861     Hercules Inc.                                            31,853
       3,425     International Flavors & Fragrances Inc.                  94,838
       2,705     Sigma-Aldrich Corp.                                     122,266
--------------------------------------------------------------------------------
                                                                         454,336
--------------------------------------------------------------------------------
Construction - Cement and Aggregates -- 0.1%
       5,323     Vulcan Materials Co.                                    229,954
--------------------------------------------------------------------------------
Containers - Metal and Glass -- 0.0%
         784     Ball Corp.                                               46,962
--------------------------------------------------------------------------------
Containers and Packaging -- 0.2%
       4,634     Bemis Co., Inc.                                         184,665
      13,929     Pactiv Corp.*                                           201,831
       4,323     Temple-Inland Inc.                                      205,299
--------------------------------------------------------------------------------
                                                                         591,795
--------------------------------------------------------------------------------
Distributors - Food and Health Products -- 1.5%
       7,758     AmerisourceBergen Corp.*                                550,430
      33,625     Cardinal Health, Inc.                                 2,486,569
      21,479     McKesson Corp.                                          811,691
       9,986     SUPERVALU Inc.                                          202,017
      50,723     SYSCO Corp.                                           1,295,465
--------------------------------------------------------------------------------
                                                                       5,346,172
--------------------------------------------------------------------------------
Electric Companies -- 5.6%
      10,495     Allegheny Energy, Inc.                                  385,167
      11,548     Ameren Corp.                                            443,443
      27,114     American Electric Power Co., Inc.                     1,172,138
      13,383     Cinergy Corp.                                           413,133
      11,109     CMS Energy Corp.                                        222,180
      17,851     Consolidated Edison, Inc.                               726,893
      13,782     Constellation Energy Group, Inc.                        333,524
      20,822     Dominion Resources, Inc.                              1,235,786
      13,872     DTE Energy Co.                                          597,190
      64,970     Duke Energy Corp.                                     2,459,115
      27,422     Edison International*                                   360,874
      18,576     Entergy Corp.                                           660,563
      26,983     Exelon Corp.                                          1,203,442
      18,851     FirstEnergy Corp.                                       677,693
      14,801     FPL Group, Inc.                                         792,594
      10,057     GPU, Inc.                                               405,901
      28,573     Mirant Corp.*                                           625,749
      13,486     Niagara Mohawk Holdings Inc.                            228,857

                       See Notes to Financial Statements.


  9   Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                           September 30, 2001
================================================================================

     SHARES                       SECURITY                                VALUE
================================================================================
Electric Companies -- 5.6% (continued)
      32,584     PG&E Corp.*                                        $    495,276
       7,131     Pinnacle West Capital Corp.                             283,100
      12,284     PPL Corp.                                               400,458
      18,271     Progress Energy, Inc., CVO*                             785,470
      17,504     Public Service Enterprise Group Inc.                    744,795
      25,036     Reliant Energy, Inc.                                    658,947
      57,656     The Southern Co.                                      1,382,590
      21,621     TXU Corp.                                             1,001,485
      28,885     Xcel Energy, Inc.                                       813,113
--------------------------------------------------------------------------------
                                                                      19,509,476
--------------------------------------------------------------------------------
Electronic Components Distributors -- 0.0%
       4,430     W.W. Grainger, Inc.                                     172,106
--------------------------------------------------------------------------------
Foods -- 3.7%
      37,393     Campbell Soup Co.                                     1,047,004
      49,186     ConAgra Foods, Inc.                                   1,104,226
      26,062     General Mills, Inc.                                   1,185,821
      12,513     Hershey Foods Corp.                                     817,975
      31,931     H.J. Heinz Co.                                        1,345,892
      37,171     Kellogg Co.                                           1,115,130
      28,373     Ralston Purina Group                                    930,634
      72,031     Sara Lee Corp.                                        1,534,260
      52,344     Unilever NV, ADR                                      2,827,623
      20,685     Wm. Wrigley Jr. Co.                                   1,061,141
--------------------------------------------------------------------------------
                                                                      12,969,706
--------------------------------------------------------------------------------
Footwear -- 0.2%
      15,468     NIKE, Inc., Class B Shares                              724,057
       3,339     Reebok International Ltd.*                               69,117
--------------------------------------------------------------------------------
                                                                         793,174
--------------------------------------------------------------------------------
Gold and Precious Metals Mining -- 0.3%
      20,239     Barrick Gold Corp.                                      351,147
      13,457     Homestake Mining Co.                                    125,150
       9,990     Newmont Mining Corp.                                    235,764
      16,744     Placer Dome Inc.                                        214,156
--------------------------------------------------------------------------------
                                                                         926,217
--------------------------------------------------------------------------------
Hardware and Tools -- 0.1%
       3,511     Black & Decker Corp.                                    109,543
       3,688     The Stanley Works                                       134,796
--------------------------------------------------------------------------------
                                                                         244,339
--------------------------------------------------------------------------------
Healthcare - Diversified -- 11.7%
     146,262     Abbott Laboratories                                   7,583,685
     124,124     American Home Products Corp.                          7,230,223
     183,526     Bristol-Myers Squibb Co.                             10,196,705
     285,951     Johnson & Johnson                                    15,841,685
--------------------------------------------------------------------------------
                                                                      40,852,298
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


  10   Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                           September 30, 2001
================================================================================

     SHARES                       SECURITY                                VALUE
================================================================================
Healthcare - Drugs - Generic and Other -- 0.5%
      25,865     King Pharmaceuticals, Inc.*                        $  1,085,037
      11,980     Watson Pharmaceuticals, Inc.*                           655,426
--------------------------------------------------------------------------------
                                                                       1,740,463
--------------------------------------------------------------------------------
Healthcare - Hospital Management -- 0.6%
      25,137     HCA Inc.                                              1,113,820
      15,163     Tenet Healthcare Corp.*                                 904,473
--------------------------------------------------------------------------------
                                                                       2,018,293
--------------------------------------------------------------------------------
Healthcare - Long-Term -- 0.1%
       7,308     Manor Care, Inc.*                                       205,355
--------------------------------------------------------------------------------
Healthcare - Managed Care -- 0.7%
       7,362     Aetna Inc.*                                             212,688
       7,739     CIGNA Corp.                                             641,950
       8,783     Humana Inc.*                                            105,923
      16,392     UnitedHealth Group Inc.                               1,090,068
       3,272     Wellpoint Health Networks Inc.*                         357,139
--------------------------------------------------------------------------------
                                                                       2,407,768
--------------------------------------------------------------------------------
Healthcare - Medical Products and Supplies -- 2.4%
      11,586     Applera Corp. - Applied Biosystems Group                282,698
       2,942     Bausch & Lomb Inc.                                       83,259
      32,506     Baxter International Inc.                             1,789,455
      14,135     Becton, Dickinson & Co.                                 522,995
      14,729     Biomet, Inc.                                            430,838
      22,028     Boston Scientific Corp.*                                451,574
       2,780     C.R. Bard, Inc.                                         142,920
      16,846     Guidant Corp.*                                          648,571
      66,323     Medtronic, Inc.                                       2,885,051
       4,704     St. Jude Medical, Inc.*                                 321,989
      10,762     Stryker Corp.                                           569,310
      10,664     Zimmer Holdings, Inc.*                                  295,926
--------------------------------------------------------------------------------
                                                                       8,424,586
--------------------------------------------------------------------------------
Household Furniture and Appliances -- 0.1%
       7,385     Leggett & Platt, Inc.                                   144,008
       2,864     Maytag Corp.                                             70,569
       2,175     Snap-on Inc.                                             48,568
       2,506     Whirlpool Corp.                                         138,707
--------------------------------------------------------------------------------
                                                                         401,852
--------------------------------------------------------------------------------
Household Non-Durables -- 3.0%
      14,529     The Clorox Co.                                          537,573
      34,466     Colgate-Palmolive Co.                                 2,007,645
      32,693     Kimberly-Clark Corp.                                  2,026,966
      79,562     Procter & Gamble Co.                                  5,791,318
--------------------------------------------------------------------------------
                                                                      10,363,502
--------------------------------------------------------------------------------
Housewares -- 0.1%
       6,215     Fortune Brands, Inc.                                    208,203
      10,842     Newell Rubbermaid Inc.                                  246,222
       2,354     Tupperware Corp.                                         46,939
--------------------------------------------------------------------------------
                                                                         501,364
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


  11  Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                           September 30, 2001
================================================================================

     SHARES                       SECURITY                                VALUE
================================================================================
Insurance Brokers -- 0.6%
      15,809     Aon Corp.                                          $    663,978
      16,634     Marsh & McLennan Co.                                  1,608,508
--------------------------------------------------------------------------------
                                                                       2,272,486
--------------------------------------------------------------------------------
Insurance - Life and Health -- 1.1%
      25,586     AFLAC Inc.                                              690,822
      16,437     Conseco, Inc.*                                          119,333
       7,401     Jefferson-Pilot Corp.                                   329,196
      14,990     John Hancock Financial Services, Inc.                   598,851
       9,139     Lincoln National Corp.                                  426,152
      36,482     MetLife, Inc.                                         1,083,515
       6,104     Torchmark Corp.                                         238,056
      11,745     UnumProvident Corp.                                     296,561
--------------------------------------------------------------------------------
                                                                       3,782,486
--------------------------------------------------------------------------------
Insurance - Multi-Line -- 2.1%
      85,610     American International Group, Inc.                    6,677,580
       7,744     The Hartford Financial Services Group, Inc.             454,883
       6,444     Loews Corp.                                             298,228
--------------------------------------------------------------------------------
                                                                       7,430,691
--------------------------------------------------------------------------------
Machinery - Diversified -- 0.3%
      11,082     Caterpillar Inc.                                        496,474
       7,580     Deere & Co.                                             285,084
       6,562     Dover Corp.                                             197,582
       5,436     Ingersoll-Rand Co.                                      183,737
--------------------------------------------------------------------------------
                                                                       1,162,877
--------------------------------------------------------------------------------
Office Equipment and Supplies -- 0.1%
      11,207     Pitney Bowes Inc.                                       428,107
--------------------------------------------------------------------------------
Oil - Domestic Integrated -- 0.7%
       3,508     Amerada Hess Corp.                                      222,758
      24,589     Conoco Inc., Class B Shares                             623,085
      14,582     Occidental Petroleum Corp.                              354,925
      14,927     Phillips Petroleum Co.                                  805,162
      12,146     USX-Marathon Group                                      324,905
--------------------------------------------------------------------------------
                                                                       2,330,835
--------------------------------------------------------------------------------
Oil - International Integrated -- 7.6%
      36,602     Chevron Corp.                                         3,102,019
     393,683     Exxon Mobil Corp.                                    15,511,110
     122,348     Royal Dutch Petroleum Co. ADR                         6,147,987
      31,435     Texaco Inc.                                           2,043,275
--------------------------------------------------------------------------------
                                                                      26,804,391
--------------------------------------------------------------------------------
Oil and Gas - Refining and Marketing -- 0.2%
       8,614     Ashland Inc.                                            332,070
      10,356     Sunoco, Inc.                                            368,673
--------------------------------------------------------------------------------
                                                                         700,743

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.


  12  Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                           September 30, 2001
================================================================================

     SHARES                       SECURITY                                VALUE
================================================================================
Paper and Forest Products -- 0.8%
       3,557     Boise Cascade Corp.                                $    104,932
      13,995     Georgia-Pacific Group                                   402,916
      29,922     International Paper Co.                               1,041,285
       6,465     Louisiana-Pacific Corp.                                  42,023
       6,139     The Mead Corp.                                          169,928
       6,241     Westvaco Corp.                                          160,394
      13,329     Weyerhaeuser Co.                                        649,256
       6,791     Willamette Industries, Inc.                             305,527
--------------------------------------------------------------------------------
                                                                       2,876,261
--------------------------------------------------------------------------------
Personal Care -- 0.7%
       2,881     Alberto-Culver Co., Class B Shares                      112,042
      12,077     Avon Products, Inc.                                     558,561
      53,680     The Gillette Co.                                      1,599,664
--------------------------------------------------------------------------------
                                                                       2,270,267
--------------------------------------------------------------------------------
Publishing - Newspapers -- 0.6%
       4,444     Dow Jones & Co., Inc.                                   201,890
      13,616     Gannett Co., Inc.                                       818,457
       3,768     Knight-Ridder, Inc.                                     210,443
       8,195     The New York Times Co., Class A Shares                  319,851
      15,360     Tribune Co.                                             482,304
--------------------------------------------------------------------------------
                                                                       2,032,945
--------------------------------------------------------------------------------
Railroads -- 0.5%
      18,884     Burlington Northern Santa Fe Corp.                      505,147
      10,287     CSX Corp.                                               324,041
      18,544     Norfolk Southern Corp.                                  298,929
      11,949     Union Pacific Corp.                                     560,408
--------------------------------------------------------------------------------
                                                                       1,688,525
--------------------------------------------------------------------------------
Restaurants -- 0.8%
       5,911     Darden Restaurants, Inc.                                155,164
      64,753     McDonald's Corp.                                      1,757,396
      19,034     Starbucks Corp.*                                        282,464
       7,355     Tricon Global Restaurants, Inc.*                        288,463
       5,690     Wendy's International, Inc.                             151,638
--------------------------------------------------------------------------------
                                                                       2,635,125
--------------------------------------------------------------------------------
Retail - Drug Stores -- 0.7%
      19,205     CVS Corp.                                               637,606
      49,705     Walgreen Co.                                          1,711,343
--------------------------------------------------------------------------------
                                                                       2,348,949
--------------------------------------------------------------------------------
Retail - General Merchandise -- 2.8%
      15,645     Costco Wholesale  Corp.*                                556,336
      17,032     Kmart Corp.*                                            119,054
      11,420     Sears, Roebuck & Co.                                    395,589
      31,256     Target Corp.                                            992,378
     155,434     Wal-Mart Stores, Inc.                                 7,693,983
--------------------------------------------------------------------------------
                                                                       9,757,340
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


  13  Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                           September 30, 2001
================================================================================

     SHARES                       SECURITY                                VALUE
================================================================================
Retail - Specialty -- 0.4%
       5,539     AutoZone, Inc.*                                    $    287,252
      14,276     Bed Bath & Beyond Inc.*                                 363,467
      14,718     Office Depot, Inc.*                                     200,165
      22,569     Staples, Inc.*                                          300,619
       7,218     Tiffany & Co.                                           156,270
       9,771     Toys "R" Us, Inc.*                                      168,354
--------------------------------------------------------------------------------
                                                                       1,476,127
--------------------------------------------------------------------------------
Savings and Loan Companies -- 0.6%
       9,793     Charter One Financial, Inc.                             276,353
       7,158     Golden West Financial Corp.                             415,880
      39,595     Washington Mutual, Inc.                               1,523,615
--------------------------------------------------------------------------------
                                                                       2,215,848
--------------------------------------------------------------------------------
Services - Commercial and Consumer -- 0.4%
      34,584     Cendant Corp.*                                          442,675
       6,862     Cintas Corp.                                            276,539
       6,937     Convergys Corp.*                                        192,502
       7,419     H&R Block, Inc.                                         286,077
      11,962     IMS Health Inc.                                         299,648
--------------------------------------------------------------------------------
                                                                       1,497,441
--------------------------------------------------------------------------------
Services - Data Processing -- 1.0%
      25,706     Automatic Data Processing, Inc.                       1,209,210
       9,919     Concord EFS, Inc.*                                      485,535
       5,896     Equifax Inc.                                            129,122
      16,133     First Data Corp.                                        939,909
       7,680     Fiserv, Inc.*                                           262,656
      15,373     Paychex, Inc.                                           484,403
--------------------------------------------------------------------------------
                                                                       3,510,835
--------------------------------------------------------------------------------
Specialty Printing -- 0.1%
       4,926     Deluxe Corp.                                            170,144
       8,184     R.R. Donnelley & Sons Co.                               221,377
--------------------------------------------------------------------------------
                                                                         391,521
--------------------------------------------------------------------------------
Telephone -- 7.7%
      19,406     ALLTEL Corp.                                          1,124,578
     116,178     BellSouth Corp.                                       4,827,196
       8,740     CenturyTel, Inc.                                        292,790
     102,981     Qwest Communications International Inc.               1,719,783
     208,780     SBC Communications Inc.                               9,837,714
     167,663     Verizon Communications Inc.                           9,072,244
--------------------------------------------------------------------------------
                                                                      26,874,305
--------------------------------------------------------------------------------
Tobacco -- 1.6%
     107,548     Philip Morris Cos. Inc.                               5,193,492
       7,983     UST Inc.                                                265,035
--------------------------------------------------------------------------------
                                                                       5,458,527
--------------------------------------------------------------------------------
Truckers -- 0.0%
       2,597     Ryder System, Inc.                                       51,914
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


  14  Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                           September 30, 2001
================================================================================

     SHARES                       SECURITY                                VALUE
================================================================================
Trucks and Parts -- 0.1 %
       2,782     Cummins Inc.                                       $     91,806
       4,010     Navistar International Corp.*                           113,283
       5,168     PACCAR Inc.                                             253,594
--------------------------------------------------------------------------------
                                                                         458,683
--------------------------------------------------------------------------------
Waste Management -- 0.5%
      18,454     Allied Waste Industries, Inc.*                          235,289
      58,513     Waste Management, Inc.                                1,564,638
--------------------------------------------------------------------------------
                                                                       1,799,927
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $268,990,406)                              265,714,231
================================================================================

      FACE
     AMOUNT                       SECURITY                                VALUE
================================================================================
REPURCHASE AGREEMENTS -- 24.2%
$ 72,318,000     JP Morgan Chase & Co., 3.100% due 10/1/01;
                   Proceeds at maturity -- $72,336,682;
                   (Fully collateralized by U.S. Treasury
                   Strips, 0.000% due 8/15/02 to 5/15/13;
                   Market value -- $73,764,850)                       72,318,000
  12,627,000     Morgan Stanley Dean Witter & Co., 3.100%
                   due 10/1/01; Proceeds at maturity --
                   $12,630,262; (Fully collateralized by
                   U.S. Treasury Notes and Bonds, 3.875% to
                   8.500% due 6/30/03 to 2/15/20; Market
                   value -- $12,915,513)                              12,627,000
--------------------------------------------------------------------------------
                 TOTAL REPURCHASE AGREEMENTS
                 (Cost -- $84,945,000)                                84,945,000
================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $353,935,406**)                           $350,659,231
================================================================================

*     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

  15   Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                           September 30, 2001
================================================================================

ASSETS:
     Investments, at value (Cost -- $268,990,406)                                         $ 265,714,231
     Repurchase agreements, at value (Cost -- $84,945,000)                                   84,945,000
     Cash                                                                                         2,183
     Receivable for Fund shares sold                                                            664,061
     Receivable for securities sold                                                           4,098,473
     Dividends and interest receivable                                                          272,577
-------------------------------------------------------------------------------------------------------
     Total Assets                                                                           355,696,525
-------------------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities purchased                                                        36,491,153
     Payable for Fund shares purchased                                                          357,984
     Management fee payable                                                                     169,572
     Distribution fees payable                                                                   62,173
     Accrued expenses                                                                           334,145
-------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                       37,415,027
-------------------------------------------------------------------------------------------------------
Total Net Assets                                                                          $ 318,281,498
=======================================================================================================

NET ASSETS:
     Par value of capital shares                                                          $      34,903
     Capital paid in excess of par value                                                    403,240,318
     Undistributed net investment income                                                        575,078
     Accumulated net realized loss from security transactions and equity swap contracts     (82,292,626)
     Net unrealized depreciation of investments                                              (3,276,175)
-------------------------------------------------------------------------------------------------------
Total Net Assets                                                                          $ 318,281,498
=======================================================================================================

Shares Outstanding:
     Class A                                                                                  3,628,311
     --------------------------------------------------------------------------------------------------
     Class B                                                                                  6,137,060
     --------------------------------------------------------------------------------------------------
     Class L                                                                                 25,137,286
     --------------------------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                                       $        9.16
     --------------------------------------------------------------------------------------------------
     Class B *                                                                            $        9.11
     --------------------------------------------------------------------------------------------------
     Class L **                                                                           $        9.11
     --------------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)                    $        9.64
     --------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                    $        9.20
=======================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


  16   Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Statement of Operations              For the Period Ended September 30, 2001 (a)
================================================================================

INVESTMENT INCOME:
     Dividends                                                     $  4,506,338
     Interest                                                         3,433,587
     Less: Foreign withholding tax                                      (25,082)
--------------------------------------------------------------------------------
     Total Investment Income                                          7,914,843
--------------------------------------------------------------------------------

EXPENSES:
     Distribution fees (Note 2)                                       3,282,359
     Management fee (Note 2)                                          2,314,401
     Shareholder and system servicing fees                              382,154
     Registration fees                                                  235,203
     Audit and legal fees                                               129,164
     Shareholder communications                                          98,397
     Custody                                                             65,453
     Directors' fees                                                     18,629
     Other                                                               11,343
--------------------------------------------------------------------------------
     Total Expenses                                                   6,537,103
--------------------------------------------------------------------------------
Net Investment Income                                                 1,377,740
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
EQUITY SWAP CONTRACTS (NOTES 3 AND 7):
     Realized Loss From:
       Security transactions (excluding short-term securities)      (80,200,164)
       Equity swap contracts                                         (2,505,485)
--------------------------------------------------------------------------------
     Net Realized Loss                                              (82,705,649)
--------------------------------------------------------------------------------
     Change in Net Unrealized Depreciation of Investments:
       Beginning of period                                                   --
       End of period                                                 (3,276,175)
--------------------------------------------------------------------------------
     Net Increase in Unrealized Depreciation                         (3,276,175)
--------------------------------------------------------------------------------
Net Loss on Investments and Equity Swap Contracts                   (85,981,824)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(84,604,084)
================================================================================

(a) For the period from October 30, 2000 (commencement of operations) to September 30, 2001.

                       See Notes to Financial Statements.


  17   Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Statement of Changes in Net Assets   For the Period Ended September 30, 2001 (a)
================================================================================

OPERATIONS:
     Net investment income                                            $   1,377,740
     Net realized loss                                                  (82,705,649)
     Increase in net unrealized depreciation                             (3,276,175)
-----------------------------------------------------------------------------------
     Decrease in Net Assets From Operations                             (84,604,084)
-----------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                 (716,577)
-----------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders             (716,577)
-----------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                   487,199,782
     Net asset value of shares issued for reinvestment of dividends         683,569
     Cost of shares reacquired                                          (84,281,192)
-----------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                403,602,159
-----------------------------------------------------------------------------------

Increase in Net Assets                                                  318,281,498

NET ASSETS:
     Beginning of period                                                         --
-----------------------------------------------------------------------------------
     End of period*                                                   $ 318,281,498
===================================================================================
* Includes undistributed net investment income of:                    $     575,078
===================================================================================

(a) For the period from October 30, 2000 (commencement of operations) to September 30, 2001.

                       See Notes to Financial Statements.


  18   Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney Group Spectrum Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Small Cap Growth Fund and Smith Barney Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) short-term obligations with maturities of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 2001, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/ tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment income amounting to $326,938 was reclassified to paid-in capital; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.65% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the period ended September 30, 2001, the Portfolio paid transfer agent fees of $340,924 to CFTC.


  19   Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the period ended September 30, 2001, SSB and its affiliates received $1,250 in brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended September 30, 2001, SSB received sales charges of approximately $1,305,000 and $374,000 on sales of the Portfolio's Class A and L shares, respectively.In addition, CDSCs paid to SSB for the period ended September 30, 2001 were approximately:

                                              Class A      Class B      Class L
================================================================================
CDSCs                                         $16,000     $186,000     $302,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class.

For the period ended September 30, 2001, total Distribution Plan fees incurred by the Portfolio were:

                                              Class A      Class B      Class L
================================================================================
Distribution Plan Fees                        $92,753     $577,388    $2,612,218
================================================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the period ended September 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $1,163,357,527
--------------------------------------------------------------------------------
Sales                                                                814,166,956
================================================================================

At September 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  6,801,610
Gross unrealized depreciation                                       (10,077,785)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (3,276,175)
================================================================================

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government


  20   Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

securities or other liquid high grade debt obligations as collateral under the reverse repurchase agreement.

During the period ended September 30, 2001, the Portfolio did not enter into any reverse repurchase agreements.

6. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At September 30, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended September 30, 2001, the Portfolio did not enter into any written call or put option contracts.

7. Equity Swap Contracts

The Portfolio has the ability to enter into equity index swap contracts. The Portfolio enters into these contracts to gain exposure to certain equity market sectors. The Portfolio will record the difference between the initial value of the index underlying the swap contract and the closing value of such index. These differences are netted out in a cash settlement periodically, with the Portfolio receiving or paying, as the case may be, only the net amount of the two differences.

At September 30, 2001, the Portfolio did not hold any equity swap contracts.

8. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At September 30, 2001, the Portfolio did not have any securities on loan.


  21  Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

9. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At September 30, 2001, the Portfolio did not hold any futures contracts.

10. Capital Shares

At September 30, 2001, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At September 30, 2001, total paid-in capital amounted to the following for each class:

                                   Class A          Class B           Class L
================================================================================
Paid-in Capital                 $ 41,992,507      $ 70,054,495      $291,228,219
================================================================================

Transactions in shares of each class were as follows:

                                                     Period Ended
                                                  September 30, 2001*
                                         ---------------------------------------
                                            Shares                   Amount
================================================================================
Class A
Shares sold                                4,754,816             $  53,633,529
Shares issued on reinvestment                 10,105                   117,119
Shares reacquired                         (1,136,610)              (11,724,054)
--------------------------------------------------------------------------------
Net Increase                               3,628,311             $  42,026,594
================================================================================
Class B
Shares sold                                7,075,173             $  79,582,136
Shares issued on reinvestment                  8,102                    93,899
Shares reacquired                           (946,215)               (9,568,458)
--------------------------------------------------------------------------------
Net Increase                               6,137,060             $  70,107,577
================================================================================
Class L
Shares sold                               31,172,517             $ 353,984,117
Shares issued on reinvestment                 40,772                   472,551
Shares reacquired                         (6,076,003)              (62,988,680)
--------------------------------------------------------------------------------
Net Increase                              25,137,286             $ 291,467,988
================================================================================

*     For the period from October 30, 2000 (inception date) to September 30,
      2001.


  22   Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout the period ended September 30:

                                       Class A(1)(2)   Class B(1)(2)   Class L(1)(2)
====================================================================================
Net Asset Value, Beginning of Period   $     11.40     $     11.40     $     11.40
------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.10            0.03            0.03
  Net realized and unrealized loss           (2.31)          (2.30)          (2.30)
------------------------------------------------------------------------------------
Total Loss From Operations                   (2.21)          (2.27)          (2.27)
------------------------------------------------------------------------------------
Less Distributions:
  Net investment income                      (0.03)          (0.02)          (0.02)
------------------------------------------------------------------------------------
Total Distributions                          (0.03)          (0.02)          (0.02)
------------------------------------------------------------------------------------
Net Asset Value, End of Period         $      9.16     $      9.11     $      9.11
------------------------------------------------------------------------------------
Total Return++                              (19.43)%        (19.97)%        (19.97)%
------------------------------------------------------------------------------------
Net Assets, End of Period (000s)       $    33,253     $    55,932     $   229,096
------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                    1.18%           1.93%           1.92%
  Net investment income                       1.05            0.29            0.31
------------------------------------------------------------------------------------
Portfolio Turnover Rate                        265%            265%            265%
====================================================================================

(1)   For the period from October 30, 2000 (inception date) to September 30,
      2001.
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Portfolio hereby designates for the fiscal year ended September 30, 2001:

      o     A corporate dividends received deduction of 100%.


  23   Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Group Spectrum Fund of the Smith Barney Investment Funds Inc. ("Fund") as of September 30, 2001, and the related statement of operations, statement of changes in net assets and financial highlights for the period from October 30, 2000 (commencement of operations) to September 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2001, and the results of its operations, the changes in its net assets and financial highlights for the period from October 30, 2000 to September 30, 2001, in conformity with accounting principles generally accepted in the United States of America.


                                                                KPMG LLP

New York, New York
November 13, 2001


  24   Smith Barney Group Spectrum Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
GROUP SPECTRUM FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTORS

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank J. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Kevin Kopczynski
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Group Spectrum Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Group Spectrum Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after December 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY GROUP SPECTRUM FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

      SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02395 11/01